Exhibit 32.1

Infosys Technologies Limited

Certification of Principal Executive Officer

Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, Nandan M. Nilekani, Chief Executive Officer, President and Managing Director of Infosys Technologies Limited (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

i.	the annual report on Form 20-F of the Company for the fiscal year ended March 31, 2005, as filed with the Securities and Exchange Commission (the “Annual Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; as amended; and

ii.	the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 25, 2005

/s/ NANDAN M. NILEKANI
Nandan M. Nilekani
Chief Executive Officer, President and Managing Director